UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 07, 2024

Acorda Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-31938	13-3831168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Blue Hill Plaza 3rd Floor
Pearl River, New York		10965
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (914) 347-4300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACORQ	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

As previously disclosed, on March 31, 2024, Acorda Therapeutics, Inc. (the “Company”) and its wholly owned subsidiary, Civitas Therapeutics, Inc., entered into a “stalking horse” Asset Purchase Agreement (the “Asset Purchase Agreement”) with Merz Pharmaceuticals, LLC (the “Purchaser”) and, solely with respect to the guarantee of the Purchaser’s payment obligations thereunder, Merz Pharma GmbH & Co. KGaA. The Asset Purchase Agreement provided for the sale of substantially all of the Company’s assets to the Purchaser for $185.0 million, less certain deductions and adjustments as specified in the Asset Purchase Agreement (the “Asset Sale”). On April 1, 2024, the Company, together with certain of its subsidiaries (together with the Company, the “Debtors”), commenced voluntary proceedings under Chapter 11 of the United States Bankruptcy Code (the “Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”) under the caption In re Acorda Therapeutics, Inc., et al. (the “Chapter 11 Proceedings”). The Company continues to operate its business as a “debtor-in-possession” in accordance with the applicable provisions of the Code and orders of the Court. On June 7, 2024, the Court held a hearing to consider approval of the Asset Sale and entered an order on June 12, 2024 approving the Asset Sale. On July 10, 2024, the Company completed the Asset Sale.

On August 7, 2024, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Modified First Amended Joint Chapter 11 Plan of Liquidation of Acorda Therapeutics, Inc. and its Affiliated Debtors (the “Liquidation Plan”). Pursuant to the Liquidation Plan, all equity securities in the Company will be cancelled as of the Effective Date (as defined below) and holders of such equity securities will not receive any distributions under the Liquidation Plan on account of such equity securities. The “Effective Date” means the date that the entry of the Confirmation Order on which (i) no stay of the Confirmation Order is in effect; (ii) all conditions precedent to the occurrence of the Effective Date, as set forth in Article IX of the Liquidation Plan, have been satisfied or waived in accordance with the Liquidation Plan; and (iii) the Liquidation Trust Agreement has been executed and the Liquidation Trust has been created.

On the Effective Date, a Liquidating Trustee will be appointed, and the Liquidating Trust will be established, and title to the Liquidating Trust Assets will be transferred to the Liquidating Trust, which will also succeed to all rights, interests, and obligations of the Company and the Estate under the Asset Purchase Agreement. The Liquidating Trustee will act as the exclusive representative of the Estate for all purposes and will have the responsibilities and authority set forth in the Liquidating Trust Agreement. The Liquidation Plan generally provides that the Liquidating Trustee will manage and distribute proceeds of the liquidation of the Company’s assets to holders of allowed claims in accordance with the Liquidation Plan. The Liquidating Trustee will, among other things, liquidate assets, resolve disputed claims, pursue any reserved causes of action, wind up the affairs of the Company, and make distributions in accordance with the Liquidation Plan. The Liquidating Trustee may maintain certain reserves that will be used to pay certain allowed claims under the Liquidation Plan. Following the (a) Effective Date, (b) the transfer of the Liquidating Trust Assets, and (c) the completion and filing of the Company’s final tax returns by the Liquidating Trustee, the Liquidating Trustee will file a Certificate of Dissolution and other documents to dissolve the Company under applicable law.

Capitalized terms used but not defined herein are as defined in the Liquidation Plan. The foregoing summary of the Liquidation Plan does not purport to be complete and is qualified in its entirety by reference to the Liquidation Plan and the Confirmation Order, copies of which are attached as Exhibit 2.1 and Exhibit 99.1 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosure under Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Liquidation Plan, on the Effective Date, the Liquidating Trustee will be appointed as representative of the Debtor’s Estate, and each of Ron Cohen, M.D., Chief Executive Officer and member of the Company’s Board of Directors (the “Board”), Thomas Burns, Peder K. Jensen, M.D., John P. Kelley, Sandra Panem, Ph.D., John Varian, members of the Board, and Michael A. Gesser, Chief Financial Officer and Treasurer, Neil S. Belloff, General Counsel and Corporate Secretary, and Kerry Clem, Chief Commercial Officer will each be deemed to have resigned from their respective positions as directors and officers of the Company.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, about the Company that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “may,” “shall” or “will” or the negative of these words or other similar terms or expressions. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the treatment of the Company’s securities and holders of various claims and interests in the Chapter 11 Proceedings, the establishment of the Liquidating Trust and actions to be taken thereunder, the appointment of the Liquidating Trustee and such trustee’s role and responsibilities in managing and distributing the Estate and dissolving the Company, and the anticipated resignation of the Company’s directors and officers. The Company has based these forward-looking statements largely on its current expectations and projections about future events. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause its actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including the important factors discussed in the sections entitled “Risk Factors” of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, and in the Company’s other filings with the Securities and Exchange Commission. The forward-looking statements in this Current Report on Form 8-K are based upon information available to the Company as of the date of this Current Report on Form 8-K, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and its statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Except as required by law, the Company assumes no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Cautionary Information Regarding Trading in the Company’s Securities

The Company continues to face certain risks and uncertainties that have been affecting its business and operations, and these risks and uncertainties could impact the outcome of the Chapter 11 Proceedings. Holders of the Company’s common stock will not be entitled to any recovery on their investment following the Chapter 11 Proceedings. The Company cautions that trading in the Company’s securities given the pendency of the Chapter 11 Proceedings is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual value realized, if any, by holders of the Company’s securities in the Chapter 11 Proceedings. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1

Modified First Amended Joint Chapter 11 Plan of Liquidation of Acorda Therapeutics, Inc. and its Affiliated Debtors, dated August 6, 2024 (incorporated by reference to Exhibit A to the Findings of Fact, Conclusions of Law, and Order (I) Confirming the Modified First Amended Joint Chapter 11 Plan of Liquidation of Acorda Therapeutics, Inc. and its Affiliated Debtors and (II) Granting Related Relief filed herewith as Exhibit 99.1).

99.1

Findings of Fact, Conclusions of Law, and Order (I) Confirming the Modified First Amended Joint Chapter 11 Plan of Liquidation of Acorda Therapeutics, Inc. and its Affiliated Debtors and (II) Granting Related Relief, dated August 7, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acorda Therapeutics, Inc.

Date:	August 9, 2024	By:	/s/ Michael A. Gesser
Michael A. Gesser Chief Financial Officer and Treasurer